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                                                                      EXHIBIT 24

                       MPW INDUSTRIAL SERVICES GROUP, INC.
                           ANNUAL REPORT ON FORM 10-K
                                POWER OF ATTORNEY
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         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of MPW Industrial Services Group, Inc., an Ohio corporation, hereby constitutes and appoints each of Monte R. Black and Ira O. Kane as the true and lawful attorney or attorney-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended June 30, 2000 pursuant to the Securities Exchange Act of 1934, as amended, and to sign any amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each attorney or attorney-in-fact full power and authority to do so and to perform any act requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each attorney or attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of September, 2000.


          /s/ Monte R. Black                                    /s/ Ira O. Kane
--------------------------------------      -----------------------------------------------------
            Monte R. Black                                        Ira O. Kane
Chairman of the Board of Directors and         President and Chief Operating Officer; Director
        Chief Executive Officer                  (Principal Financial and Accounting Officer)
     (Principal Executive Officer)


         /s/ Pete A. Klisares                             /s/ Gerald Nilsson-Weiskott
--------------------------------------      -----------------------------------------------------
           Pete A. Klisares                                 Gerald Nilsson-Weiskott
               Director                                            Director


          /s/ Alfred Friedman                                /s/ Timothy A. Walsh
--------------------------------------       -----------------------------------------------------
            Alfred Friedman                                    Timothy A. Walsh
               Director                                            Director


          /s/ J. Craig Wright                                /s/ Richard R. Kahle
--------------------------------------       -----------------------------------------------------
            J. Craig Wright                                    Richard R. Kahle
               Director                      Vice President, Chief Financial Officer and Treasurer
                                                 (Principal Financial and Accounting Officer)